                                                                    EXHIBIT 10.9

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN PART 8 HEREOF WITH RESPECT TO THEIR TRANSFER, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER.


                               XPLOR ENERGY, INC.

                             STOCK PURCHASE WARRANT
                             ----------------------

September 24, 1997                             Certificate No. W-1


     This Stock Purchase Warrant ("Warrant") is issued as of the 24th day of September, 1997, by XPLOR Energy, Inc., a Delaware corporation (the "Company"), to Credit Lyonnais New York Branch, a duly licensed branch under the New York Banking Law of a foreign banking corporation organized under the laws of the Republic of France (the "Registered Holder").

     WHEREAS, a subsidiary of the Company and the Registered Holder are parties to that certain Credit Agreement dated September 24, 1997 pursuant to which the Company agreed to issue to the Registered Holder warrants to purchase shares of Common Stock; and

     WHEREAS, the Company intends to complete an initial public offering of the Common Stock (the "Offering") in the near future.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Registered Holder agree as follows.

     Part 1.  Issuance and Sale of Warrants.

     The Company hereby grants to the Registered Holder or its registered assigns the right to purchase from the Company a number of shares of Common Stock equal to five percent (5%) of the total number of shares of Common Stock offered by the Company in the Offering (including any shares of Common Stock offered by the Company pursuant to any over-allotment option granted to the underwriters of the Offering), at a price per share equal to one hundred twenty-five percent (125%) of the "price to public" price per share (i.e., before underwriter's discount) set forth in the final prospectus relating to the Offering (the "Initial Exercise Price"). This Warrant shall expire and be cancelled if the Offering has not occurred by May 24, 1998. Certain capitalized terms used herein

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are defined in Part 6 hereof.  The amount and kind of securities purchasable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     Part 2.   Exercise of Warrant.

     2A. Exercise Period. The Registered Holder may exercise, in whole or in part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time after the completion of the Offering to and including that date which is the second anniversary thereof (the "Exercise Period").

     2B.  Exercise Procedure.

     (i) This Warrant will be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

     (a) a completed Exercise Agreement, as described in paragraph 2C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

     (b)  this Warrant;

     (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder will have complied with the provisions set forth in Part 8 hereof; and

     (d) a check payable to the Company in an amount equal to the product of the Exercise Price (as such term is defined in Part 3 hereof) multiplied by the number of shares of Common Stock being purchased upon such exercise.

     (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within five (5) business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and will, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

     (iii) The Common Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

     (iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant will be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant will, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

     (v) The Company will not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

     2C. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement will be substantially in the form set forth in Exhibit I hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement will also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement will be dated the actual date of execution thereof.

     2D. Fractional Shares. If a fractional share of Common Stock would, but for the provisions of paragraph 2A, be issuable upon exercise of the rights represented by this Warrant, the Company will, within seven (7) days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

     Part 3. Adjustment of Exercise Price and Number of Shares. After the Offering, the Initial Exercise Price shall be subject to adjustment from time to time as provided in this Part 3 (such price or such price as last adjusted pursuant to the terms hereof, as the case may be, is herein called the "Exercise Price"), and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Part 3.

     3A. Subdivision or Combination of Common Stock. If the Company at any time after the Offering subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the Offering combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately

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decreased.  In the event of any adjustment of the total number of shares of
Common Stock obtainable upon the exercise of the unexercised portion of the Warrant pursuant to this Part 3A, the Exercise Price shall be adjusted to be the amount resulting from dividing the number of shares of Common Stock covered by the Warrant immediately after such adjustment into the total amount payable upon exercise of the Warrant in full immediately prior to such adjustment. Such adjustment shall be made successively whenever any event listed above shall occur.

     3B. Reorganization, Reclassification, Consolidation, Merger or Sale. Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets to another Person, which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change." After the Offering and prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance satisfactory to the Registered Holder) to insure that the Registered Holder will thereafter have the right to acquire and receive in lieu of or addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place.

     3C. Certain Events. If any event occurs of the type contemplated by the provisions of this Part 3 but not expressly provided for by such provisions, then the Company's board of directors will make an appropriate adjustment in the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants.

     3D.  Notices.

     (i) Immediately upon any adjustment of the Exercise Price, the Company will give written notice thereof to the Registered Holder.

     (ii) The Company will give written notice to the Registered Holder at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

     (iii) The Company will also give written notice to the Registered Holder at least twenty (20) days prior to the date on which any Organic Change, dissolution or liquidation will take place.

     Part 4.  Definitions.  The following terms have meanings set forth below:

     "Common Stock" means the Company's Common Stock, par value $0.001 per share.

     "Market Price" means as to any security the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on all such exchanges on any day, the average of the closing bid and asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the closing sale price on such day in the Nasdaq Stock Market, or if there is no closing sale price the average of the representative bid and asked prices quoted in the Nasdaq Stock Market as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the OTC Bulletin Board, in each such case averaged over a period of twenty-one (21) days consisting of the day as of which "Market Price" is being determined and the twenty (20) consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the Nasdaq Stock Market or the domestic over-the-counter market, the "Market Price" will be the fair value thereof determined jointly by the Company and the Registered Holder; provided that if such parties are unable to reach agreement within a reasonable time, such fair value will be determined by an appraiser jointly selected by the Company and the Registered Holder. The Company and the Registered Holder shall each pay one half of the fee of any such appraiser.

     "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     Part 5. No Voting Rights, Limitations of Liability. This Warrant will not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

     Part 6. Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company. The parties hereto are simultaneously entering into that certain Registration Rights Agreement of even date herewith (the "Rights Agreement"). All benefits of the Rights Agreement belong to the Registered Holder and will transfer to its successors or assigns.

     Part 7. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant will be deemed to be the date of issuance hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

     Part 8. Replacement. Upon receipt of evidence reasonable satisfactory to the Company (an affidavit of the Registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is the initial holder, its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Part 9. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant will be in writing and will be delivered personally or by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so delivered or mailed (i) to the Company, at its principal executive offices, and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

     Part 10. Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holder; provided that no such action may change the Exercise Price of the Warrants or the number of shares or class of stock obtainable upon exercise of each Warrant.

     Part 11. Descriptive Headings; Governing Law. The descriptive headings of the several parts and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the laws of the State of Texas.

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  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated as of the date first set forth above.

                                XPLOR ENERGY, INC.


                                By: /s/ Steven W. Nance
                                    -------------------
                                Name: Steven W. Nance
                                      ---------------
                                Title: President
                                       ---------


[Corporate Seal]

Attest:

  /s/ W. E. Rowsey, III
------------------------
Title: Secretary
       ---------

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

                                   EXHIBIT I
                                   ---------

                              EXERCISE AGREEMENT
                              ------------------


To: _____________________________     Dated: _____________________________

     The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-1), hereby agrees to subscribe for and purchase ___________ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

                              Signature: ____________________________

                              Address: ______________________________

                                       ______________________________

                                  EXHIBIT II
                                  ----------

                                   ASSIGNMENT
                                   ----------

     FOR VALUE RECEIVED, __________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-1) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

NAMES OF ASSIGNEE       ADDRESS                         NO. OF SHARES
-----------------       -------                         -------------






                                    Signature: ____________________________

                                    Witness: ______________________________

                                      -9-